DELAWARE(SM)
INVESTMENTS
------------

Delaware Group Global Dividend and Income Fund

Closed-End
   Income

1999 annual report



[Total Return Artwork]

A TRADITION OF SOUND INVESTING SINCE 1929


Table of Contents
-----------------

Letter to Shareholders                                          1

Portfolio Management
   Review                                                       3

Performance Summary                                             7

Financial Statements

  Statement of Net Assets                                       8
  Financial Highlights                                         15

A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average more than 15 years' experience.

o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined

o  We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent

o We believe consistent processes are the best way to seek consistent investment performance.

o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Investment Objectives and Strategies

Delaware Group Global Dividend and Income Fund's Objective
To provide high current income, and secondarily, capital appreciation. To achieve this, the Fund is diversified among different asset classes as described below. Asset class concentration depends on the portfolio managers' assessment of each market's relative risks and rewards.

Global Common Stocks with Above-Average Yields
The Fund's management focuses on U.S. and foreign stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Foreign Stocks
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies and effect of currency fluctuations. The value of a company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

Foreign Bonds
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political and economic risk, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bonds.

Leveraging
About $25 million (27%) of your Fund's net assets were leveraged as of November 30, 1999. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Dear Shareholder

OVER THE LAST FISCAL YEAR, GLOBAL INVESTORS FOUND CAUSE FOR OPTIMISM AS FINANCIAL TURBULENCE AROUND THE WORLD BEGAN TO STABILIZE. AROUND THE GLOBE, AS IN THE UNITED STATES, LOWER INTEREST RATES HELPED TURN THE TIDE.

[Total Return Artwork]
--------------------------------------------------------------------------------
December 7, 1999

Recap of Events -- Over the last fiscal year, global investors found cause for optimism as financial turbulence around the world began to stabilize. Around the globe, as in the United States, lower interest rates helped turn the tide.

Last December, at the start of your Fund's fiscal year, the central banks of 11 euro-zone nations cut rates to a uniform 3.0%. Many other nations abroad, including the United Kingdom, New Zealand and countries in the Pacific Rim, followed suit. Lower borrowing costs helped ease a credit crunch in world markets, allowed businesses to expand and operate more profitably and reduced concerns about global economic stability.

Emerging markets bounced back strongly from their disappointing 1998 performance. Brazil, in particular, demonstrated steady improvement after devaluing its currency early in 1999, suggesting to us that the country may be through the worst of its problems. Within Europe, we were cautious about the prospects for the euro, and focused on the United Kingdom, for example, and very select countries in Europe.

After months of weakness, the economies in eastern Asia appear to be strengthening. Many corporations in the area have restructured and are operating more efficiently. Governments have adopted pro-business policy changes that are stimulating economic growth in the region.


Average Annual Total Return
At Net Asset Value for Periods Ended November 30, 1999

------------------------------------------------------------------------------------------------------------
                                                                                  Premium (+) / Discount (-)
                                                              One Year   Lifetime     As of 11/30/99
------------------------------------------------------------------------------------------------------------
Delaware Group Global Dividend and Income
   Fund (Est. 3/4/94)                                          -0.57%     +10.24%       -15.58%

Standard & Poor's 500 Index                                   +19.37%     +20.87%
Merrill Lynch High-Yield Bond Index                            +1.07%      +7.97%
Morgan Stanley Europe, Australia
   and South East Asia (EASEA) Index                          +11.58%     +15.22%
Salomon Brothers Non-U.S. World
   Government Bond Index                                       -2.30%      +6.07%
Lipper Closed-End Income Funds Average                         -4.34% (11 funds)        +8.04% (10 funds)


All performance is at net asset value and assumes reinvestment of distributions. The S&P 500 is an unmanaged composite of large company stocks. The Merrill Lynch High-Yield Bond Index holds domestic and international high-yield bonds. The Morgan Stanley Europe, Australia and South East Asia Index includes stocks in Europe, Australia and South East Asia, excluding Japan. The Salomon Brothers Non-U.S. World Government Bond Index holds non-U.S. fixed-income securities. The Lipper Closed-End Income Fund Average represents a peer group of closed-end mutual funds tracked by Lipper Analytical. Past performance does not guarantee future results. You cannot invest directly in an index. The Premium/Discount reflects the Fund's price per share relative to its net asset value. Source:
Bloomberg.

[Total Return Artwork]

WE BELIEVE DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND IS POSITIONED TO BENEFIT IF INTEREST IN UNDERVALUED INVESTMENTS GROWS AGAIN.
--------------------------------------------------------------------------------
The improved economic environment in Asia and around the globe pushed the Dow Jones Industrial Average to new all-time highs of both 10,000 and 11,000 in the spring and summer of 1999. This did, however, heighten inflationary concerns. The Federal Reserve responded by raising interest rates on June 30th, August 24th and November 16th. As of this writing, the Federal funds target rate on overnight loans between banks stands at 5.50%. These three increases took back the three reductions made in the fall of 1998 in response to the global financial crisis and returned the rate to its level of 14 months ago.

Delaware Group Global Dividend and Income Fund provided a slightly negative total return of -0.57% for the one year ended November 30, 1999. Although this return was not consistent with your Fund's lifetime average of +10.24%, it did outpace the return of its peers, represented by the Lipper Closed-End Income Funds Average. In spite of the brightening global economic landscape, "value" investments, stocks or bonds that appear to be selling for less than their true worth, took a back seat to more expensive "growth" investments, mirroring what we've seen in the U.S. This is a key reason why Delaware Global Dividend and Income Fund, which has a strong value approach, provided a negative total return.

Market Outlook -- Investor bias toward growth companies began to shift in the spring of 1999, supported by the remarkable performance of cyclical stocks, long-overlooked investments that are often a staple of value funds. Unfortunately, this bias towards value investments was short-lived and did not carry through the remainder of 1999. We believe Delaware Group Global Dividend and Income Fund is positioned to benefit if interest in undervalued investments grows again. We believe our disciplined and consistent approach to global investing provides valuable portfolio diversification and attractive wealth building opportunities. With many opportunities still ahead, we look forward to working with you to make the most of your investments. Thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Your Fund Managers

Joanna Bates
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers

Michael Dugan
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Clive A. Gilmore
Senior Portfolio Manager
Foreign Equities
Delaware Investment Advisers

Paul A. Matlack
Senior Portfolio Manager
U.S. Fixed Income
Delaware Management Company

Christopher A. Moth
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers

[Total Return Artwork]
--------------------------------------------------------------------------------
The Fund's Results
Delaware Group Global Dividend and Income Fund provided a disappointing total return of -0.57% for the one-year period ended November 30, 1999 (shares at net asset value with distributions reinvested). Although your Fund's return was negative for this period, it did outperform a peer group of closed-end funds with similar investment objectives, tracked by Lipper Analytical Services. One of the key reasons for our underperformance was the preference for growth over value investment styles in domestic and international markets. Since we employ a value approach in your portfolio, your Fund lagged its benchmarks in performance.

Portfolio Highlights

U.S. Stocks
As of December 31, 1999, Delaware Group Global Dividend and Income Fund's allocation to U.S. common stocks was 42.9% of adjusted net assets. Our strategy has been to position the Fund in economically sensitive or cyclical stocks that might benefit from continued U.S. economic growth. We benefited from our holdings in basic industry and energy, while REITs, health care and financial services were laggards.

Basic Industry: Chemical and metal companies have performed extremely well since investors got a glimpse of first quarter 1999 economic and earnings data. Individual companies that contributed positively to the Fund's performance during the year included: DuPont, the leading chemical firm, and ALCOA, the world's premier aluminum manufacturer.

Energy: A continuing rise in oil prices began in January 1999. Our holdings of Chevron delivered our best returns in the sector.

REITs: Despite their attractive yield and low valuations, REIT stocks continued to lose ground through the end of your Fund's fiscal year. Investors originally soured on REITS in mid-1998 over concerns of paired-share REIT legislation, overbuilding and a widespread lack of interest in conservative, income-oriented investments. Overall, we continue to stay the course in REITs primarily to take advantage of strong dividend yields and sound fundamentals.

Health Care: We believe this area became overvalued in the growth stock mania of this past fiscal year and then eventually declined significantly. Unfortunately, our global pharmaceutical holdings stumbled with their peers in fiscal 1999. We are, however, optimistic about this sector's recovery in fiscal 2000.

Financial Services: The overriding fear of higher interest rates hurt financial stocks in the spring of 1999. Historically, banks have been less successful at generating earnings in a rising rate environment. Consequently, our holdings in this sector largely suffered.

[Total Return Artwork]

Delaware Group
Global Dividend and Income Fund's
Asset Mix

November 30, 1999

South Africa          5.4%
New Zealand           3.4%
Germany               2.9%
Other Assets & Cash  21.5%

[Graphic Omitted]

United States     55.6%
United Kingdom     7.8%
Australia          3.4%
--------------------------------------------------------------------------------
Foreign Stocks
In terms of foreign stocks, we invest primarily in developed countries, concentrating on Western Europe and select Pacific Rim nations that meet the Fund's income and value standards. Value stocks are those that appear to be selling for less than their true worth, and have strong prospects for future growth.

The United Kingdom remained the Fund's largest country allocation overseas. We think the U.K. is currently undervalued and will show significantly more promise in the first half of fiscal 2000. In general, we have been reducing positions in Continental Europe, while emphasizing selected European markets that we believe offer the potential for long-term reward.

We also invested heavily in companies from Australia and New Zealand, which benefited from growing investor interest in commodity-based stocks. Our investments in Australia and New Zealand provided substantial gains for the Fund.

We have historically kept your Fund's investments in Japanese stocks to a minimum. We continue to believe that many Japanese stocks are overpriced. Over the last year, faster-than-expected economic growth signaled an improving outlook for the Japanese economy and helped generate stronger investment returns. Nevertheless, we still view the Japanese market as overvalued and expect the economic recovery in the country to be slow and difficult.

Higher oil prices resulted from rising demand from the recovering world markets and from the intervention of OPEC, an intergovernmental organization that works to bring stability to the petroleum market. This helped support higher prices for the Fund's holdings of ELF Acquitaine, a French company that produces, refines and distributes oil. Stronger global demand for commodities also benefited the Fund's holdings of CSR, a diversified Australian company producing a wide range of products including building materials and aluminum.

High Yield Bonds
U.S. high-yield bonds have been gradually recovering from a lack of demand that pushed prices lower early in your Fund's fiscal year. At that time, U.S. Treasuries led fixed-income performance as investors fled riskier investments in stocks and non-government bonds for the safety and liquidity of Treasuries. Once, however, it seemed that global economic troubles were contained, investor sentiment slowly shifted back in favor of high-yield corporate bonds.

Rising Treasury bond yields since January 1999 have caused the yield difference between U.S. Treasury bonds and high-yield bonds to narrow. Typically, the larger the difference, the more attractive high-yield bonds appear to investors. The

                                                   International Diversification

Your Reinvestment Options
If your shares are not held in "street" name and you are not already reinvesting dividends, Delaware Group Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact EquiServe at 1.800.426.5523. You will be asked to submit your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

[Total Retrun Artwork]
--------------------------------------------------------------------------------
smaller the difference, the less willing investors are to take on the added risk of high-yield bonds. Consequently, for the majority of the past ten months, demand for high-yield bonds has not kept pace with the high volume of new supply. High yield bond prices subsequently declined and this downturn helped contribute slightly to your Fund's negative return during the fiscal year.

For the most part, our U.S. high-yield bond holdings generated enough income to make up for price declines. We continue to focus our selection on bonds rated BB and B, in the high-yield bond credit quality range.

Foreign Bonds
Foreign bond investors faced a difficult environment as international bond markets took a back seat to international equities this past year. In Europe, progress toward currency union over the past two years originally helped bond performance in countries with historically weak currencies and higher than average inflation like Italy and Spain. However, since the euro was introduced in January, the value of the new currency depreciated over 11.2% as of November 30, 1999 (Source: Bloomberg). We did not hold bonds in any euro-denominated markets during the past year because of this. This proved to be a sound strategy in light of the euro's constant weakness. Still, we believe the euro is now significantly undervalued. For this reason, we may shift some of our holdings into European bonds going forward.

As we did in the first half of fiscal 1999, we continued to take advantage of the generous yields available in South Africa, Greece and Poland, whose currencies were at attractive valuations and provided encouraging positive returns. During the summer, we added a position in Turkey and sold some of our South American debt. This provided positive returns for your Fund over the course of its fiscal year.

Outlook
For the first half of fiscal 2000, we may slightly increase Delaware Group Global Dividend and Income Fund's U.S. stock allocation, with an emphasis on cyclical stocks -- including aluminum, paper, metals, capital-spending related companies and energy companies. We believe these companies may benefit the most from improving worldwide economic growth.

We think that Delaware Group Global Dividend and Income Fund, which invests in a combination of U.S. and foreign stocks and bonds, continues to offer the potential for attractive long-term total return. We are hopeful that the events of this past spring and summer signal a more prolonged period of improving performance for value-oriented styles of investing like the one we follow for the Delaware Group Global Dividend and Income Fund.

Delaware Group Global Dividend and Income Fund

Fund Basics
-----------
Fund Objective
Seeks to achieve current income and secondarily, capital appreciation.

Assets Under Management
$92.6 million

Number of Holdings
161

Fund Start Date
March 4, 1994

NYSE Symbol
DGF

--------------------------------------------------------------------------------
FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
March 4, 1994 - November 30, 1999

                                                                       Mar-94  Nov-94  Nov-95   Nov-96   Nov-97   Nov-98    Nov-99
Lipper Closed-End Income Fund Average (10 funds) at Market Value      $10,000  $9,060  $11,694  $13,431  $15,346  $16,697   $14,232
Delaware Group Global Dividend and Income Fund at Market Value        $10,000  $8,285  $10,748  $13,696  $16,296  $16,630   $13,803
Lipper Closed-End Income Fund Average (10 funds) at Net Asset Value   $10,000  $9,184  $11,641  $13,136  $15,259  $16,370   $15,616
Delaware Group Global Dividend and Income Fund at Net Asset Value     $10,000  $8,288  $10,767  $13,740  $16,396  $16,770   $13,949

Chart assumes $10,000 invested on March 4, 1994 and reinvestment of distributions at market value. Performance of the Fund and the index at market value are based on market performance during the period. Performance of the Fund and the index at net asset value are based on the fluctuations in net asset value during the period. Delaware Group Global Dividend and Income Fund was initially offered with a sales charge of 6.0%. Performance since inception does not include fees or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income Fund Average represents a peer group of closed-end mutual funds tracked by Lipper Analytical. Past performance does not guarantee future results. You cannot invest directly in an index or average.

Your Fund's Buyback Program
Your Fund's board of directors approved a share repurchase program in 1994 that authorized Delaware Group Global Dividend and Income Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. Through November 30, 1999 we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Statement of Net Assets

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

                                                         Number       Market
November 30, 1999                                      of Shares      Value
--------------------------------------------------------------------------------
Common Stock - 68.13%
Aerospace & Defense - 0.47%
Lockheed Martin .......................................    22,000   $  437,250
                                                                    ----------
                                                                       437,250
                                                                    ----------
Automobiles & Automotive Parts - 4.03%
Continental ...........................................    26,000      513,906
Dana ..................................................    23,000      638,250
Ford Motor ............................................    18,000      909,000
General Motors ........................................    11,000      792,000
GKN ...................................................    56,000      879,990
                                                                    ----------
                                                                     3,733,146
                                                                    ----------
Banking, Finance & Insurance - 9.03%
Bayerische Verelnsbank ................................     7,800      484,540
Block (H&R) ...........................................    11,000      473,000
Financial Security Assurance
   Holdings Limited ...................................    18,853      995,674
First Union ...........................................    17,200      665,425
ING Groep NV ..........................................    16,507      929,706
KeyCorp ...............................................    26,000      702,000
Mellon Bank ...........................................    21,000      765,188
National Australia Bank ...............................    75,430    1,090,282
National City .........................................    25,000      623,438
Sanlam Limited ........................................   303,000      354,595
St. Paul ..............................................    25,000      754,688
Summit Bancorp ........................................    16,000      522,000
                                                                    ----------
                                                                     8,360,536
                                                                    ----------
Buildings & Materials - 1.37%
Blue Circle. ..........................................    77,922      449,597
Compagnie de Saint-Gobain .............................     3,200      545,370
Wharf (Holdings) Limited ..............................   107,000      271,395
                                                                    ----------
                                                                     1,266,362
                                                                    ----------
Chemicals - 2.28%
Bayer .................................................    20,750      875,725
Dow Chemical ..........................................     8,000      937,000
Orica .................................................    56,800      295,705
                                                                    ----------
                                                                     2,108,430
                                                                    ----------
Computers & Technology - 0.90%
Pitney Bowes ..........................................    10,000      479,375
Xerox .................................................    13,000      351,813
                                                                    ----------
                                                                       831,188
                                                                    ----------
Consumer Products - 1.16%
Siemens ...............................................    10,750    1,075,411
                                                                    ----------
                                                                     1,075,411
                                                                    ----------
Electronics & Electrical Equipment - 2.97%
Eaton .................................................    14,000    1,084,125
Rockwell International ................................    17,000      843,625
Thomas & Betts ........................................    20,000      820,000
                                                                    ----------
                                                                     2,747,750
                                                                    ----------

                                                         Number       Market
                                                       of Shares      Value
--------------------------------------------------------------------------------
Common Stock (Continued)
Energy - 4.53%
Chevron ...............................................    14,000   $1,239,875
Conoco Class B ........................................    21,000      549,938
RWE ...................................................    11,000      419,314
Royal Dutch Petroleum .................................    16,200      954,564
Sasol Ltd. ............................................    23,700      179,726
Texaco ................................................    14,000      853,125
                                                                    ----------
                                                                     4,196,542
                                                                    ----------
Food, Beverage & Tobacco - 5.05%
Bass ..................................................    48,214      542,879
Foster's Brewing Group ................................   329,542      884,878
Goodman Fielder Limited ...............................   970,000      870,883
Heinz (H.J.) ..........................................    14,000      586,250
Philip Morris Companies ...............................    20,000      526,250
RJ Reynolds Tobacco Holdings ..........................    29,000      618,062
RJR Nabisco Holdings ..................................    24,000      277,500
Unigate ...............................................    77,000      370,385
                                                                    ----------
                                                                     4,677,087
                                                                    ----------
Healthcare & Pharmaceuticals - 1.28%
Glaxo Wellcome ........................................    39,370    1,182,546
LTC Healthcare ........................................     1,612        2,317
                                                                    ----------
                                                                     1,184,863
                                                                    ----------
Industrial Machinery - 1.94%
Caterpillar ...........................................    11,000      510,125
Deere & Co. ...........................................    30,000    1,288,125
                                                                    ----------
                                                                     1,798,250
                                                                    ----------
Metals & Mining - 2.56%
Alcan Aluminum ........................................    30,000    1,020,000
Rio Tinto .............................................    33,000      648,669
Duke Realty Investments ...............................    38,000      703,000
                                                                    ----------
                                                                     2,371,669
                                                                    ----------
Packaging & Containers - 1.52%
Amcor Limited .........................................   170,100      739,549
Crown Cork & Seal .....................................    33,000      672,375
                                                                    ----------
                                                                     1,411,924
                                                                    ----------
Paper & Forest Products - 2.42%
Carter Holt Harvey ....................................   200,000      242,784
Georgia-Pacific Timber Group ..........................    38,300      950,319
International Paper ...................................    20,000    1,043,750
                                                                    ----------
                                                                     2,236,853
                                                                    ----------
Real Estate - 14.13%
Apartment Investment & Management .....................    19,700      732,594
Camden Property Trust .................................    10,000      267,500
Capital Automotive ....................................     6,500       88,359
Corporate Office Properties ...........................    30,700      237,925
Duke Energy ...........................................    30,000    1,520,625
Equity Office Properties Trust ........................    25,000      548,438
Essex Property Trust ..................................    13,000      421,688
Franchise Finance .....................................    40,000      890,000

                                                         Number       Market
                                                       of Shares      Value
--------------------------------------------------------------------------------
Common Stock (Continued)
Real Estate (Continued)
General Growth Properties .............................    15,100   $  452,056
Grove Property Trust ..................................    50,000      650,000
JDN Realty ............................................    43,500      715,031
Liberty Property Trust ................................    31,142      710,427
Macerich ..............................................    36,000      715,500
MeriStar Hospitality ..................................    50,272      779,216
Pan Pacific Retail Properties .........................    33,800      574,600
Philips International Realty ..........................    30,000      491,250
Prentiss Properties Trust .............................    43,508      881,037
Public Storage ........................................    32,000      730,000
Reckson Associates Realty .............................    34,000      686,375
Spieker Properties ....................................    11,100      388,500
Sun Communities .......................................    20,000      607,500
                                                                    ----------
                                                                    13,088,621
                                                                    ----------
Retail - 0.72%
Boots .................................................    65,000      663,271
                                                                    ----------
                                                                       663,271
                                                                    ----------
Telecommunications - 2.93%
Cable & Wireless ......................................    88,000    1,123,866
GTE ...................................................    10,700      781,100
Telecom Corporation of New Zealand ....................   189,000      807,827
                                                                    ----------
                                                                     2,712,793
                                                                    ----------
Transportation & Shipping - 1.41%
British Airways .......................................    93,000      557,791
Norfolk Southern ......................................    35,000      748,125
                                                                    ----------
                                                                     1,305,916
                                                                    ----------
Utilities - 7.43%
BG ....................................................   131,494      694,028
Electrabel ............................................     1,689      539,597
Hong Kong Electric Holdings ...........................   200,000      630,882
Iberdrola .............................................    56,000      781,589
PowerGen ..............................................    82,300      714,754
Scottish Power ........................................    26,100      911,869
Southern ..............................................    25,000      584,375
Telefonica de Espana ..................................    72,932    1,520,979
United Utilities ......................................    53,000      501,404
                                                                    ----------
                                                                     6,879,477
                                                                    ----------
Total Common Stock
   (cost $60,353,077) .................................             63,087,339
                                                                    ----------

Convertible Preferred Stock - 5.84%
Banking, Finance & Insurance - 0.79%
Sovereign Capital Trust II 7.50% ......................    13,000      728,000
                                                                    ----------
                                                                       728,000
                                                                    ----------
Buildings & Materials - 0.61%
Ingersoll Rand 6.75% "PRIDES" .........................    24,000      561,000
                                                                    ----------
                                                                       561,000
                                                                    ----------

                                                         Number       Market
                                                       of Shares      Value
--------------------------------------------------------------------------------
Convertible Preferred Stock (Continued)
Cable, Media & Publishing - 0.60%
Metromedia Intl Group 7.25% ...........................    14,600   $  553,431
                                                                    ----------
                                                                       553,431
                                                                    ----------
Paper & Forest Products - 1.04%
Georgia-Pacific Units 7.50% ...........................    22,500      963,281
                                                                    ----------
                                                                       963,281
                                                                    ----------
Metals & Mining - 0.13%
Rouge Steel 7.25% .....................................    14,800      118,400
                                                                    ----------
                                                                       118,400
                                                                    ----------
Real Estate - 1.15%
General Growth Properties 7.25% .......................    18,700      391,531
SL Green Realty 8.00% .................................    30,000      671,250
                                                                    ----------
                                                                     1,062,781
                                                                    ----------
Transportation & Shipping - 1.52%
Greyhound Lines 8.50% .................................    26,500      883,245
Union Pacific Cap Trust 6.25% "TIDES" .................    12,000      534,000
                                                                    ----------
                                                                     1,417,245
                                                                    ----------
Total Convertible Preferred Stock
   (cost $5,671,288) ..................................              5,404,138
                                                                    ----------

Preferred Stock - 0.73%
Granite Broadcasting 12.75% ...........................     6,925      678,670
                                                                    ----------
Total Preferred Stock
   (cost $616,866) ....................................                678,670
                                                                    ----------

                                                        Principal
                                                        Amount++
                                                        ---------
Non-Convertible Bonds - 36.61%
Banking and Finance - 1.76%
Banco Nacional de Comercia Exterior
     unsec deb 7.25% 2004 ............................ US$  750,000    701,850
Bank of Greece Series RG unsec deb
   (loan stock) 10.75% 2010 .......................... GBP  120,000    248,512
National Bank of Hungary sr deb
   10.00% 2003 ....................................... GBP  400,000    682,720
                                                                    ----------
                                                                     1,633,082
                                                                    ----------
Buildings & Materials - 0.99%
American Standard sr notes
   7.375% 2008 ....................................... US$1,000,000    920,000
                                                                    ----------
                                                                       920,000
                                                                    ----------
Cable, Media & Publishing - 1.06%
Charter Communications 8.63% 2009 .................... US$  500,000    474,375
Granite Broadcasting sr sub notes
   9.375% 2005 ....................................... US$  500,000    503,750
                                                                    ----------
                                                                       978,125
                                                                    ----------
Chemicals - 0.25%
BPC Holding Series B sr sec notes
    12.50% 2006 ...................................... US$  250,000    230,625
                                                                    ----------
                                                                       230,625
                                                                    ----------

                                                       Principal      Market
                                                       Amount++       Value
--------------------------------------------------------------------------------
 Non-Convertible Bonds (Continued)
 Computers & Technology - 0.13%
 Unisys sr unsec notes 11.75% 2004 ...............  US$    105,000   $  116,025
                                                                    -----------
                                                                        116,025
                                                                    -----------
 Consumer Products - 1.04%
 American Safety Razor Series B
   sr notes 9.875% 2005 ..........................  US$    475,000      479,750
 Fedders North America sr sub notes
   9.375% 2007 ...................................  US$    250,000      241,875
 Fisher Scientific International
   9.00% 2008 ....................................  US$    250,000      237,500
                                                                    -----------
                                                                        959,125
                                                                    -----------
 Food, Beverage & Tobacco - 0.54%
 Core - Mark International
   sr sub notes 11.375% 2003 .....................  US$    500,000      500,000
                                                                    -----------
                                                                        500,000
                                                                    -----------
 Foreign Government - 21.32%
 Argentina Global Bond 9.75% 2027 ................  US$    369,000      311,270
 Hellenic Republic 8.60% 2008 ....................  GRD250,000,000      858,273
 Hellenic Republic 8.70% 2005 ....................  GRD350,000,000    1,167,758
 Hellenic Republic 9.20% 2002 ....................  GRD100,000,000      318,765
 Hydro-Quebec (loan stock)
   12.75% 2015 ...................................  GBP    160,000      425,681
 New Zealand Government
   8.00% 2001 ....................................  NZD  2,000,000    1,044,011
 New Zealand Government
   8.00% 2004 ....................................  NZD  3,400,000    1,805,982
*Poland Global par bond
   3.00% 2024 (a) ................................  US$  2,000,000    1,251,200
 Poland Government Bond 12.00% 2003 ..............  PLZ  5,500,000    1,266,200
 Republic of Argentina Series
   sr unsec unsub 11.00% 2006 ....................  US$  1,500,000    1,440,000
*Republic of Brazil - IDU Series A
   deb 6.75% 2001 ................................  US$    184,500      181,271
 Republic of Columbia
   unsec unsub 7.625% 2007 .......................  US$  1,000,000      806,900
 Republic of Korea unsub notes
   8.875% 2008 ...................................  US$  1,000,000    1,061,300
 Republic of South Africa Series 162
   12.50% 2002 ...................................  ZAR 14,000,000    2,244,333
 Republic of South Africa Series 177
   9.50% 2007 ....................................  ZAR 13,000,000    1,642,579
 Republic of South Africa Series 153
   13.00% 2010 ...................................  ZAR 11,000,000    1,652,524
 Republic of Turkey unsec deb
   9.00% 2003 ....................................  GBP    400,000      582,054
 Russian Ministry of Finance
    unsec unsub 9.25% 2001 .......................  US$    500,000      371,900
 United Mexican States Global
    Bonds 8.25% 2009 .............................  US$  2,500,000    1,303,532
                                                                    -----------
                                                                     19,735,533
                                                                    -----------

                                                       Principal      Market
                                                       Amount++       Value
--------------------------------------------------------------------------------
Non-Convertible Bonds (Continued)
Healthcare & Pharmaceuticals - 0.34%
Healthsouth sr sub notes
   9.50% 2001 ....................................  US$  200,000   $    196,500
Paracelsus Healthcare sr unsec sub
   notes 10.00% 2006 .............................  US$  200,000        122,000
                                                                    -----------
                                                                        318,500
                                                                    -----------
Leisure, Lodging & Entertainment - 1.45%
AFC Enterprises sr sub notes
   10.25% 2007 ...................................  US$  250,000        250,625
Hollywood Casino sr sec notes
   11.25% 2007 ...................................  US$  500,000        517,500
Scott's Hospitality Series A
   unsec deb 10.95% 2001 .........................  CAD  800,000        571,828
                                                                    -----------
                                                                      1,339,953
                                                                    -----------
Metals & Mining - 0.94%
Weirton Steel sr notes
   11.375% 2004 ..................................  US$  950,000        869,250
                                                                    -----------
                                                                        869,250
                                                                    -----------
Packaging & Containers - 0.42%
Container Corporation of America
   Series A sr notes 11.25% 2004 .................  US$  200,000        209,000
Pierce Leahy sr sub notes
   9.13% 2008 ....................................  US$  200,000        183,750
                                                                    -----------
                                                                        392,750
                                                                    -----------
Paper & Forest Products - 0.88%
Domtar deb 10.85% 2017 ...........................  CAD1,000,000        819,375
                                                                    -----------
                                                                        819,375
                                                                    -----------
Retail - 1.92%
ASDA Group unsec unsub deb
   10.875% 2010 ..................................  GBP  250,000        522,884
Fleming Companies sr notes
   10.625% 2001 ..................................  US$  400,000        405,000
Provigo Series 1991 deb
   11.25% 2001 ...................................  CAD  800,000        578,646
Wilsons Leather sr unsec notes
   11.25% 2004 ...................................  US$  275,000        275,000
                                                                    -----------
                                                                      1,781,530
                                                                    -----------
Textiles - 0.54%
GFSI Series B sr unsec sub notes
   9.625% 2007 ...................................  US$  200,000        152,000
Synthetic Industries Series B sr sub
   notes 9.25% 2007 ..............................  US$  325,000        351,000
                                                                    -----------
                                                                        503,000
                                                                    -----------
Transportation & Shipping - 0.95%
Atlantic Express sr sec notes
    10.75% 2004 ..................................  US$  300,000        291,000
 Worldwide Flight 12.25% 2007 ....................  US$  600,000        588,000
                                                                    -----------
                                                                        879,000
                                                                    -----------

                                                       Principal      Market
                                                       Amount++       Value
--------------------------------------------------------------------------------
Non-Convertible Bonds
   (Continued)
Utilities - 1.94%
AES sr unsec sub notes
   10.25% 2006 .........................  US$         400,000      $    406,000
Korea Electric unsub notes
   6.375% 2003 .........................  US$       1,000,000           949,700
Midland Funding II Series A deb
   11.75% 2005 .........................  US$         400,000           437,000
                                                                    -----------
                                                                      1,792,700
                                                                    -----------
Miscellaneous - 0.14%
Larouche Industries sr sub notes
   9.50% 2007 ..........................  US$         500,000           130,000
                                                                    -----------
                                                                        130,000
                                                                    -----------
Total Non-Convertible Bonds
   (cost $36,334,699) ..................                             33,898,573
                                                                    -----------

Convertible Bonds - 2.93%
Automobiles & Automotive Equipment - 0.72%
Mascotech sub debt 4.50% 2003 ..........  US$         900,000           669,375
                                                                    -----------
                                                                        669,375
                                                                    -----------
Banking, Finance & Insurance - 0.43%
Bell Atlantic Financial sr unsec
   deb 5.75% 2003 ......................  US$         400,000           398,000
                                                                    -----------
                                                                        398,000
                                                                    -----------
Cable, Media & Publishing - 1.11%
Clear Channel Communications
   1.50% 2002 ..........................  US$       1,030,000         1,024,850
                                                                    -----------
                                                                      1,024,850
                                                                    -----------
Real Estate - 0.67%
IRT Property sub deb 7.30% 2003 ........  US$         500,000           465,625
LTC Properties 8.50% 2001 ..............  US$         250,000           156,250
                                                                    -----------
                                                                        621,875
Total Convertible Bonds
   (cost $2,956,055) ...................                              2,714,100
                                                                    -----------

Short-Term Securities - 7.93%
Turkish Treasury Bill 0.00%
   due 06/07/00 ........................  TRL1,700,000,000,000        2,342,634
 **U.S. Treasury Bills 4.70%
   due 12/23/99 ........................  US$        5,015,000        5,001,667
                                                                    -----------
Total Short-Term Securities
   (cost $7,967,918) ...................                              7,344,301
                                                                    -----------

Total Market Value Of Securities - 122.17%
   (cost $113,899,903) .......................................     $113,127,121
Liabilities Net of Receivables and
   Other Assets - (22.17%)+ ..................................      (20,526,246)
                                                                    -----------
Net Assets Applicable to 6,650,647 Shares
   ($0.01 par value) Outstanding; Equivalent to
   $13.92 Per Share - 100.00% ................................      $92,600,875
                                                                    -----------
--------------
   IDU - "Interest Due and Unpaid" Bond
PRIDES - Preferred Redeemable Increased Dividend Securities
 TIDES - Term Income Deferrable Equity Securities

   deb - debentures
   sec - secured
    sr - senior
   sub - subordinated
 unsec - unsecured
 unsub - unsubordinated

   * Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
  ** U.S. Treasury Bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.
 (a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate is the rate in effect at November 30, 1999.
   + Of this amount, $25,000,000 represents borrowings under the Fund's Line of
     Credit. See Note 5 in "Notes to Financial Statements."
  ++ Principal amount is stated in the currency in which each bond is denominated.

     CAD - Canadian dollar
     GBP - British pound
     GRD - Greek drachma
     NZD - New Zealand dollar
     PLZ - Polish Zlotty
     TRL - Turkish Lira
     US$ - U.S. dollar
     ZAR - South African rand

Components Of Net Assets At November 30, 1999:
Common stock, $0.01 par value, 500,000,000 shares
   authorized to the Fund .......................................  $93,096,054
Accumulated net realized gain on investments,
   foreign currencies and options written .......................      287,138
Net unrealized depreciation of investments,
   foreign currencies and options written .......................     (782,317)
                                                                  ------------
Total net assets ................................................  $92,600,875
                                                                  ------------

                                                          See accompanying notes

Statement of Operations

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

Year Ended November 30, 1999
--------------------------------------------------------------------------------
Investment Income
Interest (net of foreign taxes withheld of $11,347) ...$5,519,950
Dividends (net of foreign taxes withheld of $73,485) .. 3,376,518   $ 8,896,468
                                                       ----------   -----------

Expenses:
Management fees .......................................   881,549
Accounting and administration fees ....................   100,000
Professional fees .....................................    80,711
Reports to shareholders ...............................    61,950
Transfer agent fees ...................................    24,600
Custodian fees ........................................    20,516
Taxes (other than taxes on income) ....................    12,402
Directors' fees .......................................     8,646
Amortization of organization expenses .................    13,970
Other .................................................    55,982
                                                       ----------
Total operating expenses (before interest expense) ....               1,260,326
Interest expense ......................................               1,444,857
                                                                    -----------
Total operating expenses (after interest expense) .....               2,705,183

Less expenses paid indirectly .........................                  (2,521)
                                                                    -----------
Total expenses ........................................               2,702,662
                                                                    -----------
Net Investment Income .................................               6,193,806
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currencies, and Options Written:
Net realized gain (loss) on:
   Investment transactions ............................               4,100,169
   Options written ....................................                  36,135
   Foreign currencies .................................                (461,755)
                                                                    -----------
Net realized gain .....................................               3,674,549
Net change in unrealized appreciation/depreciation
   of investments, foreign currencies, and options
   written ............................................             (10,773,534)
                                                                    -----------

Net Realized And Unrealized Loss On Investments,
   Foreign Currencies, and Options Written ............              (7,098,985)
                                                                    -----------

Net Decrease In Net Assets Resulting From Operations ..               $(905,179)
                                                                    -----------

See accompanying notes

Statements of Changes in Net Assets

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

                                                      Year Ended   Year Ended
                                                       11/30/99     11/30/98
--------------------------------------------------------------------------------
Operations:
Net investment income ...............................  $6,193,806   $ 7,238,500
Net realized gain on investments,foreign
   currencies and options written ...................   3,674,549     2,903,134
Net change in unrealized appreciation/depreciation
   of investments, foreign currencies and options
   written .......................................... (10,773,534)   (7,548,958)
                                                      -----------  ------------
Net increase (decrease) in net assets resulting
  from operations ...................................    (905,179)    2,592,676
                                                      -----------  ------------

Dividends and Distributions to Shareholders From:
Net investment income ...............................  (5,732,051)   (5,813,835)
Net realized gain on investments ....................  (5,207,792)   (6,017,460)
                                                      -----------  ------------
 .................................................... (10,939,843)  (11,831,295)
                                                      -----------  ------------
Net Decrease In Net Assets .......................... (11,845,022)   (9,238,619)

Net Assets:
Beginning of year ................................... 104,445,897   113,684,516
                                                      -----------  ------------
End of year ......................................... $92,600,875  $104,445,897
                                                      -----------  ------------

                                                          See accompanying notes

Statements of Cash Flows

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

Year Ended November 30, 1999
--------------------------------------------------------------------------------
Net Cash (Including Foreign Currency) Provided by
  Operating Activities:
Net decrease in net assets resulting from operations ............  $   (905,179)
                                                                   ------------
  Adjustments to reconcile net decrease in net assets
   from operations to cash provided by operating activities:
    Amortization of organizational expenses .....................        13,790
    Amortization of discount on securities ......................    (1,438,395)
    Net proceeds from investment transactions ...................    13,279,515
    Net realized gain on investments ............................    (4,136,304)
    Net realized foreign exchange losses ........................       461,755
    Net change in unrealized depreciation of investments
      and foreign currencies ....................................    10,773,534
    Decrease in receivable for investments sold .................       653,651
    Decrease in interest and dividends receivable ...............       445,358
    Decrease in payable for investments purchased ...............    (5,744,589)
    Increase in interest payable ................................        38,360
    Decrease in accrued expenses and other liabilities ..........      (262,576)
                                                                   ------------
    Total adjustments ...........................................    14,084,099
                                                                   ------------
Net cash provided by operating activities .......................    13,178,920
                                                                   ------------

Cash flows used for financing activities:
   Proceeds from line of credit (Note 5) ........................    25,000,000
   Principal repayment on line of credit (Note 5) ...............   (25,000,000)
   Cash dividends paid ..........................................   (10,939,843)
                                                                   ------------
Net cash used for financing activities ..........................   (10,939,843)
                                                                   ------------
Effect of exchange rates on cash ................................      (142,442)
                                                                   ------------
Net increase in cash ............................................     2,096,635
Cash at beginning of year .......................................       742,036
                                                                   ------------
Cash at end of year .............................................   $ 2,838,671
                                                                   ------------

Cash paid for interest ..........................................   $ 1,406,497
                                                                   ------------

                                                          See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each year was as follows:                                            Delaware Group Global Dividend And Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                              Year        Year        Year         Year        Year
                                                              Ended       Ended       Ended        Ended       Ended
                                                             11/30/99    11/30/98    11/30/97     11/30/96    11/30/95
Net asset value, beginning of year .........................  $15.70      $17.09       $15.81      $14.06       $13.09

Income (loss) from investment operations:
   Net investment income ...................................    0.93        1.09         1.00        0.98         1.14
   Net realized and unrealized gain (loss) on
     investments, foreign currencies and options written ...   (1.07)      (0.70)        1.78        2.27         1.15
                                                              ------      ------       ------      ------       ------
   Total from investment operations ........................   (0.14)       0.39         2.78        3.25         2.29
                                                              ------      ------       ------      ------       ------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.86)      (1.38)       (0.95)      (1.02)       (1.32)
   Distributions from net realized gains on investments ....   (0.78)      (0.40)       (0.55)      (0.48)       --
                                                              ------      ------       ------      ------       ------
   Total dividends and distributions .......................   (1.64)      (1.78)       (1.50)      (1.50)       (1.32)
                                                              ------      ------       ------      ------       ------
Net asset value, end of year ...............................  $13.92      $15.70       $17.09      $15.81       $14.06
                                                              ------      ------       ------      ------       ------

Market value, end of year ..................................  $11.75      $15.88       $17.31      $15.88       $13.75
                                                              ------      ------       ------      ------       ------

Total return based on:1
   Market value ............................................  (17.00%)      2.05%       18.98%      27.42%       29.74%
                                                              ------      ------       ------      ------       ------
   Net asset value .........................................   (0.57%)      2.19%       17.93%      24.10%       19.08%
                                                              ------      ------       ------      ------       ------

Ratios and supplemental data:
   Net assets, end of year (000 omitted) ................... $92,601    $104,446     $113,685    $105,120      $93,500
   Ratio of total operating expenses to average net assets .    2.69%       2.69%        2.67%       2.61%        1.13%
   Ratio of total operating expenses to adjusted average
     net assets (before interest expense)(2) ...............    1.00%       1.03%        1.02%       1.09%         N/A
   Ratio of interest expense to adjusted average net
     assets(2) .............................................    1.15%       1.16%        1.16%       1.06%         N/A
   Ratio of net investment income to average net assets ....    6.14%       6.63%        6.03%       6.80%        8.39%
   Ratio of net investment income to adjusted average net
     assets(2) .............................................    4.92%       5.38%        4.93%       5.59%         N/A
   Portfolio turnover ......................................      58%         51%          68%         88%         101%

Leverage analysis:
   Debt outstanding at end of year (000 omitted) ........... $25,000     $25,000      $25,000     $25,000          N/A
   Average daily balance of debt outstanding
     (000 omitted) ......................................... $25,000     $25,000      $25,000     $20,355          N/A
   Average daily balance of shares outstanding
     (000 omitted) .........................................   6,651       6,651        6,651       6,651          N/A
   Average debt per share ..................................   $3.76       $3.76        $3.76       $3.06          N/A


----------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(2) Adjusted net assets excludes debt outstanding.



                                                          See accompanying notes

Notes To Financial Statements

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

November 30, 1999
-------------------------------------------------------------------------------
Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and, if necessary, a return of capital. No dividends were designated as a return of capital for the year ended November 30, 1999.

Borrowings - A total of $120,000 was incurred in connection with the start-up of the Line of Credit in 1996. These costs were deferred and amortized ratably over a period of three years from the date of the first borrowing.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income
(loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to the best price and execution. The amount of these expenses was approximately $2,521 for the year ended November 30, 1999. The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

Organization Costs - A total of $124,000 was incurred in connection with the organization of the Fund. These costs were deferred and amortized ratably over a five year period from the date the Fund commenced operations.

-------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.70% of the adjusted average daily net assets. At November 30, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $70,198.

The Fund has also entered into an Advisory Agreement with Delaware International Advisers Ltd. (DIAL) (the "Subadviser"), an affiliate of DMC. For the services provided to DMC, DMC pays the Subadviser a monthly fee equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average daily net assets subject to an annual minimum fee of $100,000. At November 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $9,596.

For purposes of the calculation of investment management fees and accounting and administration fees, adjusted average daily net assets does not include the Line of Credit liability.

Officers, directors and employees of DMC and DSC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.

3. Investments
During the year ended November 30, 1999, the Fund made purchases of $68,744,513 and sales of $83,254,932 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of Investments                                  $113,980,194
                                                     ------------
Aggregate unrealized appreciation                     $10,421,154
Aggregate unrealized depreciation                     (11,274,227)
                                                     ------------
Net unrealized depreciation                             $(853,073)
                                                     ------------

4. Capital Stock
The Fund did not repurchase any shares under the Share Repurchase Program during the year ended November 30, 1999.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Boston Equi-service, in the open market.

5. Line of Credit
Effective January 29, 1999, the Fund had entered into a Line of Credit Agreement with Chase Manhattan Bank for $25,000,000. Prior to January 29, 1999, the Fund had a Line of Credit Agreement with Societe Generale. At November 30, 1999, the par value of loans outstanding was $25,000,000 at a variable interest rate of 6.70%. During the year ended November 30, 1999, the average daily balance of loans outstanding was $25,000,000 at a weighted average interest rate of approximately 5.72%. The maximum amount of loans outstanding at any time during the year was $25,000,000. The loan is collateralized by the Fund's portfolio.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts and forward foreign cross currency contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts and forward foreign cross currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

-------------------------------------------------------------------------------
6. Foreign Exchange Contracts (Continued)
The following forward foreign currency contracts and forward foreign cross currency contracts were outstanding at November 30, 1999:

Contracts                  In                                  Net Unrealized
To                         Exchange           Settlement       Appreciation
Receive                    For                Date             (Depreciation)
---------                  --------           ----------       ---------------
EUR 2,457,080              GBP 1,560,000      2/29/00          ($1,640)
$     277,087              EUR   273,958      12/1/99              814

7. Options Written
During the year ended November 30, 1999, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended November 30, 1999 for the Fund were as follows:

                                                 Number             Premiums
                                                 Of Contracts       Received
                                                 ------------       ---------
Options outstanding at
    November 30, 1998 ........................          0            $    --
Options written ..............................        594             81,109
Options terminated in closing
   purchase transaction ......................       (247)           (34,814)
Options expired ..............................       (100)            (7,825)
                                                    -----           --------
Options written outstanding at
    November 30, 1999 ........................        247            $38,470
                                                    -----           --------

The following written options were outstanding at November 30, 1999:

                     Number of      Exercise      Expiration       Net
Description          Contracts      Price         Date             Appreciation
-------------        ---------      --------      -------------    ------------
GTE Call Option ...  107            $ 80          December 1999     $11,716
Chevron Call
  Option ..........  140            $100          December 1999     $21,454

8. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and /or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

-------------------------------------------------------------------------------
9. Geographic Disclosure
As of November 30, 1999, the Fund's geographic diversification* was as follows:

United States ...............................   $ 62,946,324.00       55.64%
United Kingdom ..............................      8,852,064.00        7.82%
Australia ...................................      3,881,296.00        3.43%
South Africa ................................      6,073,757.00        5.37%
New Zealand .................................      3,900,604.00        3.45%
Greece ......................................      2,593,308.00        2.29%
Germany .....................................      3,368,895.00        2.98%
Poland ......................................      2,517,400.00        2.23%
Netherlands .................................      1,884,270.00        1.67%
Turkey ......................................      2,924,687.00        2.59%
Canada ......................................      2,395,530.00        2.12%
South Korea .................................      2,011,000.00        1.78%
Spain .......................................      2,302,568.00        2.04%
Mexico ......................................      2,005,382.00        1.77%
Argentina ...................................      1,440,000.00        1.27%
France ......................................        545,370.00        0.48%
Hong Kong ...................................        902,278.00        0.80%
Colombia ....................................        806,900.00        0.71%
Belgium .....................................        539,597.00        0.48%
Russia ......................................        371,900.00        0.33%
Brazil ......................................        181,271.00        0.16%
Hungary .....................................        682,720.00        0.60%
                                                ---------------      ------
Total .......................................   $113,127,121.00      100.00%
                                                ---------------      ------
--------------------------
* Based on the currency in which each security is denominated.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

10. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 1999, the Fund designated as long-term capital gains and ordinary income distributions paid during the year as follows:

(A)                       (B)               (C)                (D)
Long-Term                 Ordinary
Capital Gains             Income            Total
Distributions             Distributions     Distribution       Qualifying
(Tax Basis)               (Tax Basis)       (Tax Basis)        Dividends(1)
-------------             -------------     ------------       ------------
22%                       78%               100%               31%

--------------------------
  * Items (A) and (B) are based on a percentage of the Fund total distributions.

 ** Item (D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

11. Year 2000 (unaudited)
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund has taken steps to obtain satisfactory assurances that its major service providers have taken steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. Consistent with the investment process utilized for the selection of securities for the Fund, the portfolio managers focus solely on the quantitative characteristics of the equity securities in which the Fund invests. This process assumes that the effect of the Year 2000 problem on each company is already reflected in those characteristics. Accordingly, except for surveying the widely reported information regarding the companies in which the Fund invests, no additional Year 2000 due diligence is performed. However, there can be no guarantees that, even with these efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Report of Independent Auditors

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

To the Shareholders and Board of Directors
Delaware Group Global Dividend and Income Fund, Inc.
-------------------------------------------------------------------------------
We have audited the accompanying statement of net assets of Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") as of November 30, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Global Dividend and Income Fund, Inc. at November 30, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP
                                             ---------------------
                                             Ernst & Young LLP

Philadelphia, Pennsylvania
January 7, 2000


Proxy Results (Unaudited)
-------------------------------------------------------------------------------
During the year ended November 30, 1999, The Delaware Group Global Dividend and Income Fund shareholders voted on the following proposals at the annual meeting of shareholders on September 16, 1999. The description of each proposal and number of shares voted are as follows.

1. To elect the Fund's Board of Directors:

                                              Shares        Shares Voted
                                              Voted For     Withheld Authority
                                              ---------     ------------------
Wayne A. Stork ............................   6,238,237     204,328
Dave K. Downes ............................   6,238,237     204,328
Walter P. Babich ..........................   6,236,878     205,687
John H. Durham ............................   6,238,597     203,968
Anthony D. Knerr ..........................   6,237,997     204,568
Ann R. Leven ..............................   6,238,597     203,968
Thomas F. Madison .........................   6,237,997     204,568
Charles E. Peck ...........................   6,236,878     205,687
Janet L. Yeomans ..........................   6,238,597     203,968

2. To ratify the selection of Ernst & young LLP, as independent auditors for the Company.

          For                       Against               Abstain
          ----------                -------               -------
          6,286,617                  91,407               64,541

DELAWARE INVESTMENTS FAMILY OF FUNDS


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

     [GRAPHIC OMITTED: BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Select Growth Fund
o  Trend Fund
o  DelCap Fund
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Growth Stock Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Growth and Income Fund
o  Decatur Equity Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  Extended Duration Bond Fund
o  American Government Bond Fund

o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds*

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund

ASSET ALLOCATION
Asset Allocation Funds
(varying levels of income and growth potential)
o  Foundation Funds
     Growth Portfolio
     Balanced Portfolio
     Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and Intermediate Funds are available in selected states.

DELAWARE(SM)              DGF
INVESTMENTS               Listed
===========               NYSE
Philadelphia o London     THE NEW YORK STOCK EXCHANGE


Registrar and Stock Transfer Agent
EquiServe
P.O. Box 8040
Boston, MA 02266-8040
1.800.426.5523

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Group Global Dividend and Income Fund shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read it carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time to time purchase shares of its Common Stock on the open market at market prices.

-------------------------------------------------------------------------------

BOARD OF DIRECTORS                           Charles E. Peck                            Joseph H. Hastings
                                             Retired                                    Senior Vice President/Corporate Controller
Wayne A. Stork                               Fredericksburg, VA                         Philadelphia, PA
Chairman
Delaware Investments Family of Funds         Jan L. Yeomans                             Michael P. Bishof
Philadelphia, PA                             Vice President and Treasurer               Senior Vice President/Treasurer
                                             3M Corporation                             Philadelphia, PA
Walter P. Babich+                            St. Paul, Minnesota
Board Chairman, Citadel Constructors, Inc.                                              Lisa Brinkley
King of Prussia, PA                          EXECUTIVE OFFICERS                         Senior Vice President/Compliance Director
                                                                                        Philadelphia, PA
David K. Downes                              David K. Downes
President and Chief Executive Officer        President/Chief Executive Officer          Investment Manager
Delaware Investments Family of Funds         Philadelphia, PA                           Delaware Management Company
Philadelphia, PA                                                                        Philadelphia, Pennsylvania
                                             Richard J. Flannery
John H. Durham                               Executive Vice President/General Counsel   International Affiliate
Private Investor                             Philadelphia, PA                           Delaware International Advisers Ltd.
Horsham, PA                                                                             London, England
                                             H. Thomas McMeekin
Anthony D. Knerr+                            Executive Vice President/Chief             Principal Office of the Fund
Consultant, Anthony Knerr & Associates       Investment Officer, Fixed Income           1818 Market Street
New York, NY                                 Philadelphia, PA                           Philadelphia, PA 19103-3682

Ann R. Leven+                                Eric E. Miller                             Independent Auditors
Former Treasurer, National Gallery of Art    Senior Vice President/Secretary            Ernst & Young LLP
Washington, DC                               Philadelphia, PA                           2001 Market Street
                                                                                        Philadelphia, PA
Thomas F. Madison                            Richard G. Unruh, Jr.
President and Chief Executive Officer        Executive Vice President/
MLM Partners, Inc.                           Chief Investment Officer, Equity
Minneapolis, MN                              Philadelphia, PA


+Audit Committee Member


Printed in the USA

(2539) (J5449)
AR-DGF [11/99] PPL1/00                       Recordholders as of November 30, 1999: 287